UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): JUNE 3, 2011

NATURAL ALTERNATIVES

INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15701	84-1007839
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1185 Linda Vista Drive San Marcos, California 92078		(760) 744-7340
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On June 3, 2011, Natural Alternatives International, Inc., a Delaware corporation (“NAI”), issued a press release announcing that its Board of Directors has authorized the repurchase of up to $2 million worth of its shares. Under the repurchase plan, NAI may, from time to time, purchase shares of its common stock, depending upon market conditions, in open market or privately negotiated transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of NAI issued on June 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.

Date: June 3, 2011	By:	/s/ Ken Wolf
Ken Wolf
Chief Financial Officer